Exhibit 10.5

PTC Therapeutics, Inc.

NOTICE OF AWARD FOR INCENTIVE STOCK OPTION

THIS NOTICE OF AWARD FOR INCENTIVE STOCK OPTION (this “Notice of Award”), dated as of                               , certifies that, pursuant to the PTC Therapeutics, Inc. 2009 Equity and Long Term Incentive Plan, as amended (the “Plan”), the Board of Directors of PTC Therapeutics, Inc. (the “Company”) has granted an Option to purchase shares of Common Stock, $.001 par value per share (the “Shares”), of the Company, as follows:

Name of Optionee:
Address of Optionee:

Grant ID Number:
Number of Shares:
OPTION PRICE:
Date of Grant:
Vesting Reference Date:

The Option is subject to all the terms, conditions and limitations set forth in the Plan, which is incorporated herein by reference, and to the following additional terms specified by the Board of Directors of the Company.  The Optionee acknowledges receipt of a copy of the Plan. All capitalized terms used in this Notice of Award and not otherwise defined herein shall have the respective meanings ascribed to them in the Plan.

It is intended that this Option shall be an incentive stock option as defined in Section 422 of the Code.  Except as otherwise indicated by the context, the term “Optionee” as used in this Option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

[The Option shall vest and be exercisable as follows:]

[(a)                             As to 25% of the original number of Shares on                                (the first anniversary of the Vesting Reference Date); and]

[(b)                             As to an additional 6.25% of the original number of Shares on the day following the end of each successive three-month period after                           , such that the first such 6.25% shall vest on                           , and the final such 6.25% shall vest on                           , upon which date all Shares under this Option shall be fully vested.]

This Option shall terminate ten (10) years from the Date of Grant (the “Final Exercise Date”) or such shorter period as set forth herein or in the Plan in the event of the Optionee’s termination of service, Death or Disability.  In the event of a termination of service other than for Death, Disability, or Good Cause, the vested portion of this Option may be exercised within three (3) months after the date the Optionee ceases to be an employee of the Company, or within the remaining term of this Option prior to the Final Exercise Date, whichever is shorter, but may not be exercised thereafter.  In the event of a termination for Good Cause, the provisions of Section 3.G of the Plan shall apply to this Option.  For the avoidance of doubt, Section 3.G of the Plan provides that in the event of a termination for Good Cause, this Option will immediately be forfeited and the Optionee will lose all rights to exercise the Option (whether or not vested) for Shares.  In the event of a termination for Disability, the provisions of Section 3.H of the Plan shall apply to this Option.  In the event of a termination for Death, the provisions of Section 3.I of the Plan shall apply to this Option.

The Option is not assignable or transferable, other than as provided in the Plan.  Until the effective date of the registration of the Shares pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Optionee may exercise this Option by written notice to the Company, in substantially the form of Exhibit A attached hereto, and as provided in the Plan, together with payment in full in the manner provided in the Plan.  Following such registration of the Shares pursuant to the Exchange Act, the form of written notice for exercise of the Option shall be in a form to be approved by the Company’s board of directors.  No partial exercise of the Option may be for less than 100 full shares.  In no event shall the Company be required to issue fractional shares.

Grant ID#: «NUM»	Confidential
«ORG»

PTC ISO Notice of Award

The Optionee acknowledges that any income taxes or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Optionee’s responsibility.  If the Optionee disposes of Shares acquired upon exercise of this Option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this Option, the Optionee shall notify the Company in writing of such disposition.

No Shares will be issued pursuant to the exercise of this Option unless and until the Optionee pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of such exercise of this Option.  The Company may withhold from the Optionee’s remuneration, if any, any withholding taxes attributable to such amount that is considered compensation includable in such person’s gross income.  At the Company’s discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Optionee on exercise of the Option; provided that if Shares are withheld only the statutory minimum amount of withholding will be made.  The Optionee further agrees that, if the Company does not withhold an amount from the Optionee’s remuneration sufficient to satisfy the Company’s income tax withholding obligation, the Optionee will reimburse the Company on demand, in cash, for the amount under-withheld prior to the issuance of the Shares upon such exercise.

The Shares acquired by the Optionee pursuant to the exercise of the Option granted hereby shall not be transferred by the Optionee except as permitted herein or by the Plan.  The provisions of this paragraph shall terminate upon the effective date of the registration of the Shares pursuant to the Exchange Act.

In the event of the Optionee’s termination of service for “Good Cause” as defined in Section 3.G of the Plan, or in the event the Company determines, subsequent to the Optionee’s termination of service, that either prior or subsequent to Optionee’s termination the Optionee engaged in conduct which would constitute “Good Cause,” then the Company shall have the option, but not the obligation, to repurchase all or any part of the Shares issued pursuant to this Notice of Award (including, without limitation, Shares purchased after termination of employment, consultancy or directorship, Disability or death in accordance with the Plan).  In the event the Company does not exercise its option pursuant to this paragraph, the restrictions set forth in the balance of this Notice of Award shall not thereby lapse, and the Optionee for himself or herself, his or her heirs, legatees, executors, administrators and other successors in interest, agrees that the Shares shall remain subject to such restrictions.  The following provisions shall apply to a repurchase under this paragraph:

(a)                                  The per share repurchase price of the Shares to be sold to the Company upon exercise of its option under this paragraph shall be equal to the Fair Market Value of each such Share determined in accordance with the Plan as of the date of termination of service;

(b)                                  The Company’s option to repurchase the Optionee’s Shares in the event of termination of service shall be valid for a period of eighteen (18) months commencing with the date of such termination of service;

(c)                                   In the event the Company shall be entitled to and shall elect to exercise its option to repurchase the Optionee’s Shares under this paragraph, the Company shall notify the Optionee, or in case of death, his or her representative, in writing of its intent to repurchase the Shares.  Such written notice may be mailed by the Company up to and including the last day of the time period provided for in subsection (b) of this paragraph for exercise of the Company’s option to repurchase;

(d)                                  The written notice to the Optionee shall specify the address at, and the time and date on, which payment of the repurchase price is to be made (the “Closing”).  The date specified shall not be less than ten (10) days nor more than sixty (60) days from the date of the mailing of the notice, and the Optionee or his or her successor in interest with respect to the Shares shall have no further rights as the owner thereof from and after the date specified in the notice.  At the Closing, the repurchase price shall be delivered to the Optionee or his or her successor in interest and the Shares being purchased, duly endorsed for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Optionee or his or her successor in interest; and

(e)                                   The provisions of this paragraph shall terminate upon the effective date of the registration of the Shares pursuant to the Exchange Act.

It shall be a condition precedent to the validity of any sale or other transfer of any Shares by the Optionee that the following restrictions be complied with (except as hereinafter otherwise provided) (the following restrictions, the “Transfer Restrictions”):

(a)                                 No Shares owned by the Optionee may be sold, pledged or otherwise transferred (including by gift or devise) to any person or entity, voluntarily, or by operation of law, except in accordance with the following transactions:

(i)                                      any transfer of Shares to or for the benefit of any Immediate Family Member (as defined in the Plan) of the Optionee, any trust in which any such Immediate Family Members or such Optionee have more than 50% of the beneficial interests, a foundation in which any such Immediate Family Members or such Optionee control the management of assets or any other entity in which any such Immediate Family Members or such Optionee own more than 50% of the voting interests; provided, however, that Shares transferred pursuant to this clause (i) shall remain subject to Transfer Restrictions set forth in this Notice of Award and the transferee of such Shares shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of such Transfer Restrictions;

(ii)                                   any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”); and

(iii)                                the sale of all or substantially all of the outstanding shares of capital stock of the Company (including pursuant to a merger or consolidation).

(b)                                 These Transfer Restrictions may be waived by the Company.  Any such waiver may be unconditional or based upon such conditions as the Company may impose; and

(c)                                  These Transfer Restrictions shall terminate upon the earlier of the following events:

(i)                                     the closing of the sale of shares of the Company’s Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

(ii)                                  the sale of all or substantially all of the outstanding shares of capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the Company’s voting securities immediately prior to such transaction beneficially own, directly or indirectly, more than 50% (determined on an as-converted basis) of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction).

In the event that the Optionee or his or her successor in interest fails to deliver any Shares to be repurchased by the Company under this Notice of Award, the Company may elect (a) to establish a segregated account in the amount of the repurchase price, such account to be turned over to the Optionee or his or her successor in interest upon delivery of such Shares, and (b) immediately to take such action as is appropriate to transfer record title of such Shares from the Optionee to the Company and to treat the Optionee and such Shares in all respects as if delivery of such Shares had been made as required by this Notice of Award.  The Optionee hereby irrevocably grants the Company a power of attorney which shall be coupled with an interest for the purpose of effectuating the preceding sentence.

If the Company shall pay a stock dividend or declare a stock split on or with respect to any of its Common Stock, or otherwise distribute securities of the Company to the holders of its Common Stock, the number of shares of stock or other securities of Company issued to the Optionee with respect to the Shares then subject to the restrictions contained in this Notice of Award shall be added to the Shares subject to the Company’s right to repurchase pursuant to this Notice of Award.  If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation, distributed to the Optionee with respect to the Shares then subject to the restrictions contained in this Notice of Award, shall be added to the Shares subject to the Company’s right to repurchase pursuant to this Notice of Award.

If the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock of the Company, or if the Company shall be a party to a merger, consolidation or capital reorganization, there shall be substituted for the Shares then subject to the restrictions contained in this Notice of Award such amount and kind of securities as are issued in such subdivision, combination, reclassification, merger, consolidation or capital reorganization in respect of the Shares subject immediately prior thereto to the Company’s rights to repurchase pursuant to this Notice of Award.

The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Notice of Award, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been so sold, assigned or otherwise transferred, in violation of this Notice of Award.

The Optionee acknowledges and agrees that neither the Company, its shareholders nor its directors and officers, has any duty or obligation to disclose to the Optionee any material information regarding the business of the Company or affecting the value of the Shares before, at the time of, or following a termination of the employment, consultancy or directorship of the Optionee by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

All certificates representing the Shares to be issued to the Optionee pursuant to this Notice of Award shall have endorsed thereon a legend substantially as follows:  “The shares represented by this certificate are subject to transfer restrictions and a right of repurchase by the Company, each as set forth in a Notice of Award for Incentive Stock Option with this Company, a copy of which Notice of Award is available for inspection at the offices of the Company or will be made available upon request.”

Any notices required or permitted by the terms of this Notice of Award or the Plan shall be given by recognized overnight courier service, facsimile, or registered or certified mail, return receipt requested, addressed to the Company at its principal place of business or to the Optionee at the address set forth above or to such other address or addresses of which notice in the same manner has previously been given.  Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized overnight courier service or three business days following mailing by registered or certified mail.

This Notice of Award, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof, and no other statement, representation, warranty, covenant or agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Stock Option Grant, provided, however, in any event, this Notice of Award shall be subject to and governed by the Plan.

Exhibit A

NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION

To:                             PTC Therapeutics, Inc.

100 Corporate Court

Middlesex Business Center

South Plainfield, NJ  07080

Ladies and Gentlemen:

I hereby exercise my Incentive Stock Option to purchase                        shares (the “Shares”) of the common stock, $.001 par value, of PTC Therapeutics, Inc. (the “Company”), at the exercise price of $         per share, pursuant to and subject to the terms of that certain Notice of Award for Incentive Stock Option between the undersigned and the Company dated                   , 20    .

I am aware that the issuance of the Shares has not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or any state securities laws.  I understand that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements by me in this Notice of Exercise.

I hereby represent and warrant that (1) I have been furnished with all information which I deem necessary to evaluate the merits and risks of the purchase of the Shares; (2) I have had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered to my satisfaction; (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company; and (4) I have such knowledge and experience in financial and business matters that I am able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

I hereby represent and warrant that I am purchasing the Shares for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Shares.

I understand that because the issuance of the Shares has not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration requirements is available.

In addition to any other restrictions that may apply, I agree that I will in no event sell or distribute or otherwise dispose of all or any part of the Shares unless (1) a registration statement covering the Shares under the Securities Exchange Act of 1934 has been effective for at least 90 days or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

I consent to the placing of a legend on my certificate for the Shares stating that the issuance of the Shares has not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed without restriction.

I understand that at the present time Rule 144 of the Securities and Exchange Commission (the “SEC”) may not be relied on for the resale or distribution of the Shares by me.  I understand that the Company has no obligation to me to register the sale of the Shares with the SEC and has not represented to me that it will register the sale of the Shares.

I understand the terms and restrictions on the right to dispose of the Shares set forth in the PTC Therapeutics, Inc. 2009 Equity and Long Term Incentive Plan, as it may be amended form time to time,  and the Notice of Exercise for Incentive Stock Option, both of which I have carefully reviewed.  I consent to the placing of a legend on my certificate for the Shares referring to such restriction and the placing of stop transfer orders until the Shares may be transferred in accordance with the terms of such restrictions.

I have considered the Federal, state and local income tax implications of the exercise of my Option and the purchase and subsequent sale of the Shares.

I am paying the option exercise price for the Shares as follows:

Please issue the stock certificate for the Shares (check one):

☐ to me; or

☐ to me and                                 , as joint tenants with right of survivorship

and mail the certificate to me at the following address:

My mailing address for shareholder communications, if different from the address listed above is:

Very truly yours,

Optionee (signature)

Print Name

Date

Social Security Number